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 T. ROWE PRICE
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Index Trust, Inc.

   T. Rowe Price Total Equity Market Index Fund

 Supplement to prospectus dated May 1, 1999
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 The Board of Directors voted on February 9, 2000 to distribute the fund's income dividends annually instead of quarterly. Consequently, effective immediately, the paragraph entitled Income Dividends under Useful Information on Distributions and Taxes on page 10 of the prospectus will be replaced with the following:

 Income Dividends

  . The funds declare and pay dividends (if any) annually.

  . A portion of the funds' dividends may be eligible for the 70% deduction for dividends received by corporations.
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 The date of this supplement is February 9, 2000.
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                                                                 C50-041 2/09/00
   February 9, 2000


   Laura J. Riegel, Esquire

   Securities and Exchange Commission
   Division of Investment Management
   450 Fifth Street, N.W.
   Washington, D.C. 20549

   Re: T. Rowe Price Index Trust, Inc.
       T. Rowe Price Total Equity Market Index Fund
       File Nos.: 002-32859/811-5986


   Dear Ms. Riegel:

   In accordance with the provisions of Rule 497 of the Securities Act of 1933, we are hereby filing the above-captioned Fund's sticker dated February 7, 2000.

   The purpose of the sticker is to revise the Income Dividends paragraph on page 10 of the Prospectus

   If you have any questions about this filing, please give me a call at 410-345-6601 or, in my absence, Melissa Hill at 410-345-6646.

   Sincerely,

   /s/Forrest R. Foss

   Forrest R. Foss